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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 10, 2004


                           PARK PLACE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-MCW1)


                           Park Place Securities, Inc.
                           ---------------------------

             (Exact name of registrant as specified in its charter)

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          Delaware                   333-118640-02              34-1993512
          --------                   -------------              ----------
(State or Other Jurisdiction                                 (I.R.S. Employer
      of Incorporation)         (Commission File Number)  Identification Number)


 1100 Town & Country Road, Suite
             1100
      Orange, California                   92868
 -------------------------------           -----
 (Address of Principal Executive        (Zip Code)
            Offices)


Registrant's telephone number, including area code: 714-564-0660

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Check  the  appropriate  box  below  if  the  Form  8-K  filing  is  intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01.   Other  Events
              -------------


Description of the Certificates and the Mortgage Pool

     Park Place Securities, Inc. (the "Registrant") plans a series of certificates, entitled Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-MCW1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004, among the Registrant as depositor, Countrywide Home Loans Servicing LP as master servicer and Wells Fargo Bank, N.A. as trustee. The Certificates designated as the Series 2004-MCW1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first and second lien fixed-rate and adjustable-rate residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

     Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

     The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

     The Computational Materials were prepared by the Depositor at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Section  9  -  Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits
               ---------------------------------


               (a)  Financial Statements.
                    ---------------------

                    Not applicable.

               (b)  Pro Forma Financial Information.
                    --------------------------------

                    Not applicable.

               (c)  Exhibits.
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
             Item 601(a) of
             Regulation S K
Exhibit No.   Exhibit No.                       Description
-----------   -----------                       -----------

     1             99        Computational Materials (as defined in Item 5) that have
                             been provided by Greenwich Capital Markets, Inc. to
                             certain prospective  purchasers of Park Place Mortgage
                             Securities Inc. Asset-Backed Pass-Through Certificates,
                             Series 2004-MCW1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 10, 2004


                                         PARK PLACE SECURITIES, INC

                                         By:  /s/ John P. Grazer
                                              ----------------------------------
                                         Name:    John P. Grazer
                                         Title:   CFO

                                Index to Exhibits


Exhibit  Item 601(a) of
-------  Regulation S K                            Sequentially
  No.     Exhibit No.          Description        Numbered Page
-------  --------------  -----------------------  --------------

   1           99        Computational Materials  Filed Manually

                                  EXHIBIT 99.1


                                [FILED MANUALLY]


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